                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               ------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                February 2, 2001
                Date of Report (Date of earliest event reported)



                         SPECIALTY MORTGAGE TRUST, INC.
               (Exact Name of Registrant as Specified in Charter)




         Maryland                              333-44860                        88-0382463
(State or Other Jurisdiction            (Commission File Number)   (I.R.S. Employer Identification No.)
    (of Incorporation)


           6160 Plumas Street
           Reno, Nevada                                    89509
(Address of Principal Executive Offices)                 (Zip Code)



                                 (775) 826-0809
                         (Registrant's Telephone Number,
                              Including Area Code)


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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.    OTHER EVENTS

           Specialty Mortgage Trust, Inc. has completed an initial issuance of Collateralized Investment Notes pursuant to an Indenture, dated January 1, 2001, entered into between Specialty Mortgage Trust, Inc. and Bankers Trust Company of California, a national banking association, as Trustee (the "Indenture"). The Collateralized Investment Notes are covered by Registration Statement (Registration No. 333-44860) on Form S-11, which was declared effective by the SEC as of 5:00 o'clock pm est on January 18, 2001. A Prospectus and Prospectus Supplement were filed with the SEC on January 19, 2001 pursuant to Rule 424(b)(3) of the Securities Act of 1933, as amended. A copy of the Indenture is included herewith as Exhibit 4.



Item 7(c). EXHIBIT

           4   Indenture, dated January 1, 2001.




                                    SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: February 2, 2001


                                      SPECIALTY MORTGAGE TRUST, INC.

                                      By: /s/ Nello Gonfiantini III
                                         ---------------------------------------
                                         Nello Gonfiantini III
                                         Chairman of the Board, President, Chief
                                         Financial Officer and Principal
                                         Accounting Officer


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                                  EXHIBIT INDEX


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
Exhibit Number                                                                    Page Number
--------------                                                                    -----------
4                Indenture, dated January 1, 2001                                      4
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